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                THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
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     THIS THIRD AMENDMENT dated as of May 15, 1996 (the "Third Amendment") to the Revolving Credit Agreement dated as of July 1, 1994 as amended by the First Amendment to Revolving Credit Agreement dated December 30, 1994 and the Second Amendment to Revolving Credit Agreement dated as of March 31, 1995 (collectively, the "Agreement") between INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") and WELLS FARGO BANK, N.A. ("Wells Fargo") WITNESSES the following:

     WHEREAS the Borrower has requested that Wells Fargo amend the Agreement to extend the term of the Commitment, decrease the interest rate on LIBO Rate Advances and modify the Consolidated Operating Loss covenant restrictions; and

     WHEREAS Wells Fargo is willing to extend the term of the Commitment, decrease the interest rate on LIBO Rate Advances and modify the Consolidated Operating Loss covenant restrictions;

     NOW, THEREFORE, Wells Fargo and the Borrower agree as follows:

     1. USE OF CERTAIN TERMS. Terms defined in the Agreement and not defined in this Third Amendment are used in this Third Amendment with their defined meanings in the Agreement.

     2. MATURITY DATE: Wells Fargo and the Borrower agree that the Maturity Date shall be extended from October 31, 1996 to October 30, 2000. To that end, the Agreement is hereby amended to delete "October 31, 1996" from the definition of "Maturity Date" in Section 1.01(dd) of the Agreement and "October 30, 2000" is hereby inserted in place thereof.

     3. LIBO RATE ADVANCES. Wells Fargo and the Borrower agree that the interest rate on LIBO Rate Advances shall be decreased. To that end, Section 2.04(b) of the Agreement is hereby modified to delete "one percent (1.00%)" and to insert "three-quarters of one percent (.75%)" in lieu thereof.

     4. FINANCIAL CONDITION. Wells Fargo and the Borrower agree that the ration specified in Section 6.18(d) shall be amended. To that end, Section 6.18(d) of the Agreement is hereby modified to delete, on the last line thereof, the words and numbers "1.5 to 1." and to insert the words and numbers "2.0 to 1." in lieu thereof.

     5. CONSOLIDATED OPERATING LOSS. Wells Fargo and the Borrower agree that the Consolidated Operating Loss Limitation in Section 6.19 shall be increased. To that end, Section 6.19 of the Agreement is hereby modified to delete "$5,000,000" and to insert "$10,000,000" in lieu thereof.

     6. REPRESENTATIONS AND WARRANTIES. In order to induce Wells Fargo to enter into this Third Amendment and to amend the Agreement in the manner provided in this Third Amendment, the Borrower hereby warrants that (i) the representations and warranties contained in Section 5 of the Agreement are true and correct on the date of this Third Amendment, and (ii) no Event of Default, as specified in Section 7 of the

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Agreement, and no event which with notice or lapse of time or both would become such an Event of Default, has occurred and is continuing on the date of this Third Amendment.

     7. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this Third Amendment, the Agreement shall continue to be and shall remain in full force and effect.

     IN WITNESS WHEREOF, Wells Fargo and the Borrower by their respective duly authorized officers or representatives have caused this First Amendment to be duly executed as of the day and year first written above.

                                        INTERNATIONAL RECTIFIER CORPORATION

                                        By:  /s/ Michael P. McGee
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                                           Title:  Vice President & CFO
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                                        WELLS FARGO BANK, N.A.

                                        By:  /s/ Gregory P. Brown
                                            ------------------------------------

                                           Title:  Vice President
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